Exhibit 10.2

SCHEDULE TO CREDIT AND SECURITY AGREEMENT

This Schedule to Credit and Security dated as of January 16, 2024 (the “Schedule”), is part of the Credit and Security Agreement dated as of the same date hereof by and between iBio, Inc., a Delaware corporation (“Borrower”), and Loeb Term Solutions LLC, an Illinois limited liability company (“Lender”), as may be amended or restated from time to time (the “Agreement”).

Recitals

This Schedule is incorporated into and made a part of the Agreement.

This following paragraph numbers correspond to the paragraph numbers in the Agreement.

Agreement

1.Terms and Conditions.

Loan Advances.  Provided there is no Default, Borrower may request that Lender make Loan advances to Borrower (each an “Advance” or collectively the “Advances”) provided that the Obligations do not exceed the Borrowing Base (as defined below).  Borrower may make one request for an Advance per month, and the request must be made not less than ten (10) days prior to the end of the month for an Advance to be made on the first day of the following month.

Borrowing Base. The “Borrowing Base” is the lesser of (a) eighty percent (80.0%) of the forced liquidation value (the “FLV”) of the Eligible Equipment (defined below) as determined by Lender in its sole reasonable discretion, or (b) the declining monthly dollar amount set forth on attached Exhibit A (the “Borrowing Base Dollar Limitation”).  In addition to payments of interest and all unpaid fees set forth in this Schedule, on the first day of each month Borrower shall pay Lender the dollar amount that the outstanding principal amount of the Note exceeds the Borrowing Base.  “Eligible Equipment” means equipment that (a) is owned by the Borrower free of any title defect or any lien or interest of any person except the lien in favor of the Lender; (b) is located at locations set forth in this Schedule or as otherwise permitted by the Agreement; (c) in the Lender’s reasonable opinion, is not obsolete, unsalable, damaged or unfit for further use; (d) is appraised by an appraiser satisfactory to the Lender, and all such appraisals shall be in form and substance satisfactory to the Lender; (e) complies with any representation or warranty with respect to equipment contained in the Agreement; and (f) is otherwise acceptable to the Lender in its reasonable discretion.

5.Representations and Covenants Relating to the Collateral.

Permitted Encumbrances.  List security interest held by third parties as Permitted Encumbrances:  None.

7.Reserves.

Occupancy Reserve.  A reserve in the amount of $78,818.10 (the “Occupancy Reserve”) shall be established from the funding of the Note to secure payment of ninety (90) days rent payments as provided in the lease between Borrower and such landlord with respect to such principal place of business.  In the event that the Borrower fails to timely pay rent payments on pursuant to such lease, the Lender is authorized to use funds in the Occupancy Reserve to make such payments. The Occupancy Reserve shall at all times constitute additional collateral security for the Loan, and from and after the occurrence of a Default, Lender may, but is not obligated to, apply the Occupancy Reserve to the outstanding indebtedness under the Loan (including, but not limited to, any fees due Lender, principal, interest or any protective advances made by Lender), in its sole and absolute discretion.

9.Inspection; Books, Records and Financial Statements and Reports.

Schedule to Credit and Security Agreement

Management Prepared Financial Statements:  Borrower will deliver to Lender quarterly management prepared financial statements, balance sheets, and profit and loss statements for the quarter then ended, certified to by the president, chief financial officer or manager of Borrower.  Such reports will set forth the financial affairs and true condition of Borrower for such time period and will be delivered to Lender no later than forty five (45) days after the end of each quarter.

Projections:  Upon request, Borrower shall deliver to Lender within forty five (45) days financial projections including a balance sheet, income statements, and statement of cash flows together with assumptions for the following thirteen (13) weeks/twelve (12) months broken down weekly/monthly.

Tax Returns:  Upon request, Borrower will provide Lender with current annual tax returns not later than fifteen (15) days after the filing thereof.

Accounts Receivable and Accounts Payable Agings:  Upon request, Borrower will furnish to Lender quarterly accounts receivable aging reports and accounts payable aging reports, certified to by the president, chief financial officer or manager of Borrower, no later than fifteen (15) days after the end of each quarter.

Appraisal and Inspection:  The Lender shall have the right to have the Eligible Equipment appraised or inspected on an annual basis.  At every appraisal or inspection, the loan balance needs to be at 80% Net FLV or lower and must be paid down at the time of the next scheduled Note payment to stay in formula.  If the Loan does not close within forty-five (45) days of the initial inspection, Lender may perform a reinspection of the Collateral at the Borrower’s expense.  After the occurrence of a Default, there shall be no limit on the number of appraisals and inspections, and Borrower shall reimburse Lender for costs related to such appraisals or inspections. Prior to the occurrence of a Default, Lender will give Borrower seventy-two (72) hours prior notice and such inspection will only be during normal business hours. Borrower authorizes Lender to debit the amount of the Appraisal Expense (as defined below) from Borrower’s bank account via ACH transfer as more fully set forth in the ACH Authorization Agreement.  In addition, at all times Lender shall have the right to verify all Accounts, whether in its name or using a fictitious name.

13.Fees and Expenses.

Loan Fee.  At closing of the Loan, Borrower will pay Lender a loan fee in an amount equal to four percent (4%) of the stated principal amount of the Note, which will be fully earned as of such date and not refundable.

Appraisal Expense.  Borrower shall pay Lender $7,500 per appraisal or inspection performed by or for the benefit of Lender (the “Appraisal Expenses”).

Late Charges.  Borrower shall pay to Lender a late charge for each, and every payment not received by Lender on its due date of $500.00.  In the event Borrower has been late in making payments under the Note on more than three (3) separate occasions, from that point forward Borrower shall pay Lender a late charge of $750.00 for each and every payment not received by Lender.  Such late charges shall be to cover the additional costs in connection with handling of late payments.  The imposition of a late charge shall not affect the rights of Lender to declare a Default, to impose a default interest rate under the Note or to impose the Monitoring Fees and shall not be a waiver of any of Lender’s rights and remedies under the Loan Documents or applicable law.

Monitoring Fees.  In the event that Borrower has been late in making payments under the Note on more than three (3) separate occasions:

a.	There shall be no limit on the number of appraisals or inspections to be performed by or for the benefit of Lender, and no limit to the actual Appraisal Expenses incurred by Lender; and
b.	Borrower shall pay Lender a $10,000.00 monitoring fee to be paid on the earlier of the Maturity Date of the Note or the earlier repayment (including prepayment or acceleration) of the Note.

Schedule to Credit and Security Agreement

Amortization and Prepayment Fee.  The Note has a four (4) year amortization with a two (2) year balloon (the “Term”).  In the event of repayment in full of the indebtedness under the Note or any repayment of five percent (5.0%) or more of the outstanding indebtedness under this Note during any thirty (30) day period prior to the expiration of the Term, Borrower shall pay to Lender, as an early prepayment fee as liquidated damages and not as a penalty, an amount equal to four percent (4%) of the stated principal amount of the Note being prepaid (the “Prepayment Fee”), provided that after the passage of twelve (12) months from the date of the Loan, and provided that all payments under the Loan have been made timely up to that point in time, the Prepayment Fee shall be an amount equal to three percent (3%) of the stated principal amount of the Note being prepaid.  In the event that payment of the Note shall be accelerated for any reason whatsoever by the Lender, the full Prepayment Fee shall be added to the outstanding balance of the Note in determining the debt for the purposes of any judgment under the Note, or the amount of Obligations secured by the Collateral.

21.Miscellaneous.

THE PARTIES HERETO AGREE THAT THE AGREEMENT AND THE OTHER LOAN DOCUMENTS MAY BE SIGNED AND/OR TRANSMITTED BY FACSIMILE, E-MAIL OF A PDF DOCUMENT OR USING ELECTRONIC SIGNATURE TECHNOLOGY (E.G., VIA DOCUSIGN OR SIMILAR ELECTRONIC SIGNATURE TECHNOLOGY), AND THAT SUCH SIGNED ELECTRONIC RECORD SHALL BE VALID AND AS EFFECTIVE TO BIND THE PARTY SO SIGNING AS A PAPER COPY BEARING SUCH PARTY’S HAND-WRITTEN SIGNATURE.  THE PARTIES FURTHER CONSENT AND AGREE THAT (a) TO THE EXTENT A PARTY SIGNS THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS USING ELECTRONIC SIGNATURE TECHNOLOGY, BY CLICKING “SIGN”, SUCH PARTY IS SIGNING THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS ELECTRONICALLY, AND (b) THE ELECTRONIC SIGNATURES APPEARING ON THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE TREATED, FOR PURPOSES OF VALIDITY, ENFORCEABILITY AND ADMISSIBILITY, THE SAME AS HAND-WRITTEN SIGNATURES.

23.Notices.  Addresses for Notices:

If to Borrower, then to:		If to Lender, then to:
Company:	iBio, Inc.	Company:	Loeb Term Solutions LLC
Attention:	Felipe Duran	Attention:	Howard Newman
Address:	11750 Sorrento Valley Rd	Address:	8609 W. Bryn Mawr,
	Suite 200		Suite 208
	San Diego, CA 92121		Chicago, IL 60631

Office Phone:		Office Phone:	773-548-4131
Cell Phone:		Cell Phone:
Email:	felipe.duran@ibioinc.com	Email:	Legal@loebtermsolutions.com

Schedule to Credit and Security Agreement

25.	JURISDICTION AND VENUE.

The “Chosen Forum” is any courts, whether federal, state or local, situated in the County of Cook, State of Illinois.

IN WITNESS WHEREOF, the parties have caused this Schedule to be executed as of the date first written above.

Borrower: iBio, Inc.

Signature:	/s/ Felipe Duran

Name:	Felipe Duran

Title:	Chief Financial Officer

Date:	January 16, 2024

Lender: LOEB Term Solutions LLC

Signature:	/s/ Howard Newman

Name:	Howard Newman

Title:	Manager

Date:	January 16, 2024

Schedule to Credit and Security Agreement

EXHIBIT A

(NON-EXCLUSIVE EQUIPMENT LIST)

Schedule to Credit and Security Agreement

LOEB TERM SOLUTIONS
8609 W. BRYN MAWR, SUITE 208, CHICAGO, IL 60631
800.560.LOEB (5632) 773.548.4131

23_LTS #	OEM	Model	Serial#	Year Built	Machine Description
					Miscellaneous In Lab Area Including
001	Beckman Coulter	Biomek i7	82794476		Automated Liquid Handler on a Carbon Steel Cabinet Base with Top Mounted, Design Air Filter
002	GE	AKTA Avant 25	2613704	2020	Complete Chromatography System
003	Molecular Devices	ImageXpress Micro Confocal	5160330	2022	Confocal High Content Imaging System
004	Beckman Coulter	Cytoflex	BB22153		Cytoflex Flow Cytometers
005	Cytiva	Pure		2022	Complete Chromatography System Including Model F9C Fraction Collector with a AKTA Pure Unit and Pump
006	Illumina	MiSeq	M07062		Laboratory Sequencing Unit
007	Hamilton	Micro Lab Star Let			Automated Liquid Handler System with Inheco Multi TEC Controller

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Schedule to Credit and Security Agreement

8609 W. BRYN MAWR, SUITE 208, CHICAGO, IL 60631
800.560.LOEB (5632) 773.548.4131

23_LTS #	OEM	Model	Serial#	Year Built	Machine Description
008	Pall Life Sciences	Octet Red 384	FB20314		16 Channel Molecular Interation Analysis Unit
009	Biotek	Cytation 5			Cell Imaging Multi Mode Reader
010	Agilent	1290 Infinity II			Complete HPLC Unit Including a Model G7115A, 1260 DADWR, Serial DEAC619556; Model G7116B, 1290
011	Miltenyl Biotec	Macs Quant16			Analyzer Flow Cytometer
012	Miltenyl Biotec	Macs Quant16			Analyzer Flow Cytometer
013	Thermal Scientific	King Fisher APEX	714800513		King Fisher APEX Purification System
014	Thermal Scientific	Dionex Ulti Mate 3000		2019-2020	Complete UHPLC Including a Model SR3000 Solvent Rack, RS Pump; Autosampler, RS Column Compartment;
015	Nano Temper	Prometheus Panta	PNT00219	2022	Stability Characterization Unit
016	Nano Temper	Prometheus NT.Plex	PP093	2020	Stability Characterization Unit

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Schedule to Credit and Security Agreement

LOEB TERM SOLUTIONS
8609 W. BRYN MAWR, SUITE 208, CHICAGO, IL 6063
800.560.LOEB (5632) 773.548.413

23_LTS #	OEM	Model	Serial#	Year Built	Machine Description
017					Assorted Pipettes and Stands, Ranin Smart Stands,
018	Beckman Coulter	Avanti JXN26			High Speed Floor Centrifuge
019	Beckman Coulter	Avanti JXN26			High Speed Floor Centrifuge
020	Beckman Coulter	AU480			Complete Chemistry Analyzer for In-Vitro Diagnostic Use
021	Pharmacia Biotech	Akta Explorer			Complete FPLC Chromatography System Including a Box 900; PH/C900; UV900; P900; Frac 950 Auto Sampler
022	Azenta	A440	0101A04402 2F003		High Efficiency Cryogenic Freezer with Color Touch Screen Operator Controller
023	MSD	1300 Meso	130022032 92154	2022	Quick Plex SQ1200MM Micro Plate Reader with PC Controller
024	Infors HT				Multitron Triple Stacked Incubation Shakers on a Carbon Steel Stand
025	Li-Cor	9142	DLX3327	2022	Odyssey DLx Imaging System

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Schedule to Credit and Security Agreement

LOEB TERM SOLUTIONS

8609 W. BRYN MAWR, SUITE 208, CHICAGO, IL 60631
800.560.LOEB (5632) 773.548.4131

23_LTS #	OEM	Model	Serial#	Year Built	Machine Description
026	Bio-Rad	Chemidock Imaging System	733BR5274	2022	Chemidock Imaging System
027	Miltenyl Biotec	Spectramax iD5	375701341	2022	Multi Mode Microplate Reader
028	Thermal Scientific	Multi Drop Combi			Reagent Dispenser
029	Nepagene	ECFG21			Super Electro Cell Fusion Generator
030	Powerex	LVVD03032PE1	S00003507 9532	2022	Dual Pump Vacuum System Including Qty. (2) Busch Model R5RA0063S Vacuum Pumps, Carbon Steel Air
031	Thermal Scientific	Nano Drop Eight	NDE220045 8		Spectrophotometer
032	Genomics	GCGSR1	61724	2021	Next Gem 10x Chromium Controller
033	Applied Bio Systems	Quant Studio 3	272326622	2022	Real Time PCR Instrument (96 Well)

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Schedule to Credit and Security Agreement

LOEB TERM SOLUTIONS

8609 W. BRYN MAWR, SUITE 208, CHICAGO, IL 60631
800.560.LOEB (5632) 773.548.4131

23_LTS #	OEM	Model	Serial#	Year Built	Machine Description
034	Perkin Elmer	GXII Touch HT	GT2236N2020		Lab Chip DNS RNA Nucleic Acd Analyzer
035	Infors HT	MS022TS			Multitron Double Stacked Incubation Shakers on a Carbon Steel Stand
036					Misc. Equipment in Laboratory Including; Poly Carts; Glassware; Lab Ware; Slate Top Work Benches with Top
037	PHCBI	MCO170AICUVHLPA	210160050		Dual Stacking Laboratory C02 Incubators
038	Thermal Scientific	VIOS160i	43020421		Heracell Dual Stacking Laboratory C02 Incubators
039	Thermal Scientific	VIOS160i	43020417/ 43020419	2022	Heracell Dual Stacking Laboratory C02 Incubators

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Schedule to Credit and Security Agreement

8609 W. BRYN MAWR, SUITE 208, CHICAGO, IL 60631
800.560.LOEB (5632) 773.548.4131

23_LTS #	OEM	Model	Serial#	Year Built	Machine Description
040	Infors HT				Multitron Double Stacked Incubation Shakers on a Carbon Steel Stand
041	Thermal Scientific	TSX50086A	1127804701220926	2022	TSX Series -86°C Ultra Cold Upright Freezer
042	Thermal Scientific	TSX50086A	1127803701220926	2022	TSX Series -86°C Ultra Cold Upright Freezer
043	Thermal Scientific	TSX50086A	1127803101220926	2022	TSX Series -86°C Ultra Cold Upright Freezer
044	Eppendorf	5810R	5811JJ091312		Table Top Centrifuge
045	Eppendorf	5810R	5811LG796384		Bench Top Centrifuge
046	PHCBI	MDFU731M	220490832		Upright Laboratory Ultra Cold Biomedical Freezer
047	PHCBI	MDFU731M	220490747		Upright Laboratory Ultra Cold Biomedical Freezer
048	PHCBI	MDFDU702VHA	22040496		Ultra Low Temperature Upright Laboratory Freezer

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Schedule to Credit and Security Agreement

LOEB TERM SOLUTIONS
8609 W. BRYN MAWR, SUITE 208, CHICAGO, IL 60631
800.560.LOEB (5632) 773.548.4131

23_LTS #	OEM	Model	Serial#	Year Built	Machine Description
049	PHCBI				Phamaceutical Refrigerator/ Freezer with -30°C Degree Freezer
050	Eppendorf	5810R	5811LL998 022		Table Top Centrifuge
051	Eppendorf	5810	10480	2004	Centrifuge
052	Integra	Viaflo 384	21111771	2021	Liquid Handler
054	Yamato	SN500C	J3260132		47 Liter Capacity Autoclave Sterilizer
055		AFS23ML	20080001		Stainless Steel Laboratory Freezer with Stainless Steel Interior
056	Thermal Scientific	Sorvall Legend Micro 17	43050763	2022	Table Top Centrifuge
057	Sarorius	Comfort 1			Water Purification Station with Dual Dispensers

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Schedule to Credit and Security Agreement

8609 W. BRYN MAWR, SUITE 208, CHICAGO, IL 60631
800.560.LOEB (5632) 773.548.4131

23_LTS #	OEM	Model	Serial#	Year Built	Machine Description
058	Thermal Scientific	1377	300549571		72 Inch Filter Hood on a Carbon Steel Stand
059	Thermal Scientific	1377	300548607		72 Inch Filter Hood on a Carbon Steel Stand
060	Biotec	ELX405 Select	195748		Deep Well Plate Washer
061	Biotek	405LS	22091325		Deep Well Plate Washer
062	Hoshizaki	F300BAJ	M01603D		Crushed Ice Machine with Stainless Steel Cabinet and Poly Interior
063	Thermal Scientific	Nano Drop One			Spectrophotometer
064	Thermal Scientific	Genesys 1XX	9A5A25903 3		Biomate 160 UV Visible Spectrophotometer
065	Mettler Toledo	XTR504S	C24103682 9		510 Gram Capacity Laboratory Balance with Enclosure

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Schedule to Credit and Security Agreement

LOEB TERM SOLUTIONS

8609 W. BRYN MAWR, SUITE 208, CHICAGO, IL 60631
800.560.LOEB (5632) 773.548.4131

23_LTS #	OEM	Model	Serial#	Year Built	Machine Description
066	Invitrogen	Qubit Flex	2332620060919	2020	Fluorometer
067	Bio-Rad	Gene Pulser Xcell	617BR12444		Gene Pulser Xcell Unit with PC Module and CE Module
068	Thermal Scientific	1375	300546649		1300 Series A2; 48 Inch Laboratory Filter Hood with Lighting and Exhaust on a Carbon Steel Stand
069	Thermal Scientific	1375	300546943		48 Inch Filter Hood on a Carbon Steel Stand
070	Thermal Scientific	1375	300550131		48 Inch Filter Hood on a Carbon Steel Stand
071	Invitrogen	Countess 3FL			Digital Cell Counter
072	Sartorius	Arium Mini			Counter Top, Type 1 Ultrapure & Type 3 DI Water System
073					Misc. In Area Including, Site Top Tables, Operator Chairs, Bio Hazzard Waste Containers, Wire Shelving,
074	Invitrogen	Countess II FL			Digital Cell Counter

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Schedule to Credit and Security Agreement

LOEB TERM SOLUTIONS
8609 W. BRYN MAWR, SUITE 208, CHICAGO, IL 60631
800.560.LOEB (5632) 773.548.4131

23_LTS #	OEM	Model	Serial#	Year Built	Machine Description
075	Thermal Scientific	1375	300546954		48 Inch Filter Hood on a Carbon Steel Stand
076					Misc. In Area Including, Slate Top Tables, Wire Shelving, Operator Chairs, Lab Ware, Glassware, Carbon Steel
077	Steris	Reliance 100XLS			Stainless SteelLaboratory Dishwasher
078	Eppendorf	5424R	540411635 123		Centrifuge
079	American Biotech Supply				Double Glass Door Reach in Refrigerator with Bottom Refrigeration
080	American Biotech Supply				Double Glass Door Reach in Refrigerator with Bottom Refrigeration
081	VWR	GDM49SCIHCTSL 01	9525565		Double Glass Door Reach in Refrigerator with Bottom Refrigeration
082	Analytik Jena				30 Inch Wide UVP PCR Hepa Work Station
083	Eppendorf	5424	5424ZR034 687		Centrifuge

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Schedule to Credit and Security Agreement

8609 W. BRYN MAWR, SUITE 208, CHICAGO, IL 60631
800.560.LOEB (5632) 773.548.4131

23_LTS #	OEM	Model	Serial#	Year Built	Machine Description
084	Bio-Rad	C1000 Touch	CT064449	2022	Thermal Cycler
085	Bio-Rad	T100 Touch	621BR73523	2022	Thermal Cycler
086	Bio-Rad	T100 Touch	621BR73517	2022	Thermal Cycler
087	VWR				High Speed Micro Centrifuge
088	Applied Biosystems	Simpliamp	2280021080061		Thermal Cycler
089	Bio-Rad	T100	621BR44200	2018	Thermal Cycler
090	LCI	FC9			Gas Controller
091	Eppendorf	5415R			Table Top Centrifuge
092	Brady	i3300			Brady Label Printer

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Schedule to Credit and Security Agreement

8609 W. BRYN MAWR, SUITE 208, CHICAGO, IL 60631
800.560.LOEB (5632) 773.548.4131

23_LTS #	OEM	Model	Serial#	Year Built	Machine Description
093	ELGA	MP030RBM1115U S	MP0001077 9	2022	Medica Pro Lab Water System
094	Charles River	Nexgen MCS	272326622		Endotoxin Testing Benchtop System
095	VWR				Mini Laboratory Freezer
096	VWR				Mini Laboratory Freezer
097					Misc. In Area Including, Biohazard Bins, Polar Insulated Totes, Stainless Steel Carts, Single Compartment Stainless
098	VWR	76196454	V0619140		500 Volt Constant Power Supplier
099	VWR	76196454	V0220006		500 Volt Constant Power Supplier
100	Bio-Rad				Power Pack Basic
101	Bio-Rad	Transblot Turbo			Transfer System

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Schedule to Credit and Security Agreement

8609 W. BRYN MAWR, SUITE 208, CHICAGO, IL 60631
800.560.LOEB (5632) 773.548.4131

23_LTS #	OEM	Model	Serial#	Year Built	Machine Description
102	Welbilt Delfield	GUR32BPS	1805152000945		32 Inch Stainless Steel Under the Counter Refrigerator with Stainless Steel Interior
103	Leica	DMi1			Inverted Phase Contrast Laboratory Microscope
104	Leica	DMi1			Inverted Phase Contrast Laboratory Microscope
105	Mettler Toledo	PL1502E	C233636650		Digital Scale
106	Eppendorf	PCR96			Thermal Mixer
107	Just Rite	894580			45 Gallon Capacity Flammable Liquid Storage Cabinet
108	Cole Parmer	WB400 Series			Digital Water Bath
109	Corning	LSI			Digital Microplate Shaker
110	VWR				Digital Microplate Shaker

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Schedule to Credit and Security Agreement

LOEB TERM SOLUTIONS
8609 W. BRYN MAWR, SUITE 208, CHICAGO, IL 60631
800.560.LOEB (5632) 773.548.4131

23_LTS #	OEM	Model	Serial#	Year Built	Machine Description
111	Sonica	C75T	BGE052260 100D		Ultrasonic Cleaner with Analog Controls
112	Corning				Mini Centrifuge
113	Corning		HC195AG0 000679	2019	Mini Centrifuge
114	VWR				Mini Centrifuge
115	Heidolph	Rotamax 120			Shaker with Analog Controls
116	Corning				Mini Centrifuge
117	Thermal Scientific				Shaker
118	Prism				Mini Centrifuge
119	Emerson	Branson 1800			Sonic Cleaner

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Schedule to Credit and Security Agreement

8609 W. BRYN MAWR, SUITE 208, CHICAGO, IL 60631
800.560.LOEB(5632) 773.548.4131

23_LTS #	OEM	Model	Serial#	Year Built	Machine Description
120	VWR				Standard Analog Shaker
121	Fischer Brand	F8GPD20	300544948		Isotemp Water bath
122	VWR	HCUCFS0504G	VWR91200 5179044P WG2008V5		Mini Refrigerator with Glass Front Door
123	Oakton	PC700			Digital PH Meter with Probe
124	VWR				Laboratory Mini Refrigerator
125	Fisher Brand				Isotemp Stirrer
126	Fisher Scientific				Mini Centrifuge
127	VWR				Digital Heat Block
128	VWR				Digital Mini Block Heater

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Schedule to Credit and Security Agreement

8609 W. BRYN MAWR, SUITE 208, CHICAGO, IL 60631
800.560.LOEB (5632) 773.548.4131

23_LTS #	OEM	Model	Serial#	Year Built	Machine Description
129	Brady	BMP51			Brady Label Printer
130	VWR				Digital Heat Block
131	Fisher Brand				Analog Isotemp Stirrer with Digital Display
132	Ohaus	Scout			Digital Scale
133	VWR				Mini Centrifuge
134	Scientific Industries	Vortex Genie II			Vortex Mixer
135	VWR				Hot Plate Stirrer with Analog Controls
136	VWR				Analog Vortex Mixer
137	VWR				Analog Vortex Mixer

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Schedule to Credit and Security Agreement

LOEB TERM SOLUTIONS
8609 W. BRYN MAWR, SUITE 208, CHICAGO, IL 60631
800.560.LOEB (5632) 773.548.4131

23_LTS #	OEM	Model	Serial#	Year Built	Machine Description
138	VWR				Mini Vortexer
139	VWR				Analog Vortex Mixer
140	VWR				Digital Vortex Meter
141	Corning	PC420D			Heater Stirrer with Analog Controls
142	VWR				Analog Vortex Mixer
143	Frigidaire				Mini Refrigerator
144	Frigidaire				Mini Refrigerator with Glass Front Door
145	Frigidaire				Mini Refrigerator with Glass Front Door
146	Frigidaire				Mini Refrigerator

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Schedule to Credit and Security Agreement

LOEB TERM SOLUTIONS

8609 W. BRYN MAWR, SUITE 208, CHICAGO, IL 60631
800.560.LOEB (5632) 773.548.4131

23_LTS #	OEM	Model	Serial#	Year Built	Machine Description
147	Thermal Scientific	88881001	HACT81001 061		Tube Revolver
148	Thermal Scientific				Tube Revolver
149	VWR				Mini Tube Rotator
150	Toshiba				Microwave
151					Etc
152	Carterra	LSA	102211040 2		Surface Plasmon Resonance high Outout Screenr for Characterization of Antibodies, biotherapeutics and othe
153	Beckman Coulter	VI-Cell-Blu	80549426		Cell Viability Analyzer
154	Sartorius	Intellicyt			iQue Screener Plus Flow Cyrometer System

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Schedule to Credit and Security Agreement

8609 W. BRYN MAWR, SUITE 208, CHICAGO, IL 60631
800.560.LOEB (5632) 773.548.4131

23_LTS #	OEM	Model	Serial#	Year Built	Machine Description
155	Sphere Fluidics	S003	S003 E00014		Cyto Mine System on a Carbon Steel Table with PC Controller
156					Office Furniture and Equipment
157					Computer Hardware and Software

98280 iBio - LOEB Exhibit A v2

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Schedule to Credit and Security Agreement